Exhibit 31.1

Certification of the Company’s Chief Executive Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 (15 U.S.C. Section 7241)

I, Robert D. Lawler, certify that:

1.
I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the period ended December 31, 2022 of Continental Resources, Inc. (“Registrant”); and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 21, 2023

/s/ Robert D. Lawler

Robert D. Lawler

President and Chief Executive Officer

DOCPROPERTY DOCXDOCID DMS=iManageWork10 Format=<<LIB>> <<NUM>>v.<<VER>> PRESERVELOCATION \* MERGEFORMAT US 9675712